Client Id: 77 THOMSON REUTERS STREETEVENTS EDITED TRANSCRIPT DLX - Q3 2019 Deluxe Corp Earnings Call EVENT DATE/TIME: OCTOBER 24, 2019 / 8:30PM GMT THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 OCTOBER 24, 2019 / 8:30PM, DLX - Q3 2019 Deluxe Corp Earnings Call CORPORATE PARTICIPANTS Barry C. McCarthy Deluxe Corporation - President, CEO & Director Ed Merritt Deluxe Corporation - Treasurer & VP of IR Keith A. Bush Deluxe Corporation - Senior VP & CFO CONFERENCE CALL PARTICIPANTS Charles S. Strauzer CJS Securities, Inc. - Senior MD of Sales & Trading and Analyst Christopher Paul McGinnis Sidoti & Company, LLC - Special Situations Equity Analyst James Martin Clement The Buckingham Research Group Incorporated - Analyst PRESENTATION Operator Ladies and gentlemen, thank you for standing by. And welcome to the Third Quarter 2019 Deluxe Corporation Earnings Conference Call. (Operator Instructions) Please be advised that today's conference is being recorded. (Operator Instructions) I would now like to hand the conference over to your speaker today, Mr. Ed Merritt, Treasurer and Vice President of Investor Relations. Please go ahead, sir. Ed Merritt - Deluxe Corporation - Treasurer & VP of IR Thank you, Katherine, and welcome, everyone, to Deluxe Corporation's third quarter 2019 earnings call. I'm Ed Merritt, Treasurer and Vice President of Investor Relations. And joining me on today's call is Barry McCarthy, our President and Chief Executive Officer; and Keith Bush, our Chief Financial Officer. At the end of today's prepared remarks, Barry, Keith and I will take questions. I'd like to remind you that comments made regarding projections, financial estimates and management's intentions or expectations regarding the company's future strategy and performance are forward-looking in nature as defined in the Private Securities Litigation Reform Act of 1995. These comments are subject to risks and uncertainties, which could cause actual results to differ materially from our projections. Additional information about factors that might cause actual results to differ from projections is contained in the press release issued this morning as well as in the company's Form 10-K for the year ended December 31, 2018, and other filings we make with the SEC. Portions of the financial and statistical information that will be discussed during this call are addressed in more detail in today's press release, which are posted on our Investor Relations website at deluxe.com. This information is also furnished to the SEC on Form 8-K filed by the company this afternoon. Any references to non-GAAP financial measures are reconciled to the comparable GAAP financial measures in the press release or as part of our presentation during this call. Now I'll turn the call over to Barry. Barry C. McCarthy - Deluxe Corporation - President, CEO & Director Thanks, Ed, and good afternoon, everyone. I'm pleased to be with you today to share our strong third quarter operating performance. We met our revenue commitments and exceeded our adjusted diluted EPS outlook, and we're affirming our full year revenue and adjusted EPS outlook range. We're executing well on our new strategy, reinvigorating the culture, driving equity ownership, implementing a modern technology infrastructure 2 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 OCTOBER 24, 2019 / 8:30PM, DLX - Q3 2019 Deluxe Corp Earnings Call and signing new contracts at an unprecedented rate. This is the new Deluxe. Our new strategy has attracted world-class tenant. We've already brought on a new Chief Revenue Officer, Chief Human Resources Officer, Chief Business Development and Strategy Officer and the General Managers for what will become our cloud services and promotional product businesses. In addition to our new management team, we also welcomed Cheryl Mayberry-McKissick as our new Board Chair. Cheryl is the first female and first African-American Board Chair in our 105-year history. Cheryl is a great partner as we execute our transformation and succeeds Martyn Redgrave, who remains on our Board after 7 years of distinguished service as Chairman. Overall, we delivered a solid quarter and made tremendous progress driving our transformation forward. As you saw in our earnings release, we recorded a noncash impairment in the quarter. Now I'll turn the call over to Keith to provide more color on our third quarter financial results. Keith A. Bush - Deluxe Corporation - Senior VP & CFO Thanks, Barry. And good afternoon, everyone. Total revenue in the quarter was $494 million, and within our outlook range, about flat year-over-year, and we generated very strong operating cash flow. We will continue reporting our results in the current segment structure for the fourth quarter and then expect the transition to our new segment reporting early next year. We're making solid progress and acting with urgency to transform our business into the 4 new focus areas of payments, cloud, promotional products and checks. Small Business Services revenue was $310.2 million, declining 1.7% year-over-year. Financial Services revenue was $154.6 million, growing 5.3% year-over-year. Direct Checks revenue was $28.8 million, declining 6.5% year-over-year, about in line with our expectations. For the quarter, marketing solutions and other services, or MOS, revenue expanded to about 44% of total revenue. Checks accounted for about 39% of total revenue and forms and accessories accounted for 17% of total revenue. GAAP diluted loss per share for the third quarter was $7.49, below the low end of our outlook range as a result of the noncash impairment charges, employee severance and facility closure cost, none of which were contemplated in the original outlook. Adjusted diluted EPS of $1.71 per share exceeded our outlook. In the third quarter of each year, we conduct an accounting assessment of the carrying value of our goodwill assets. We do this in addition to our quarterly review for triggering events. As a result of completing these reviews, we recorded noncash asset impairment charges in goodwill and certain intangible assets totaling $391 million. In recording this charge, we considered recent softness in the performance of the web services and data-driven marketing business units. The decision to exit certain contracted customer relationships and the sustained decline in the company's stock price has factors in this technical accounting calculation. The softness in performance is a result of historically running these businesses -- business units in silos, where a lack of integration and underinvestment in tools, sales and marketing resources have limited the achievement of aggressive business case assumptions. Our new strategy is focused on integration to become one Deluxe, enabling our sales team to generate revenue growth across the company, not in silos. We see recent wins like the Ingram Micro and the Vodafone India web services deals previously announced as clear evidence our new strategy is working. We remain bullish about our future growth opportunities and are committed to deliver our 2023 growth plans. Barry will discuss these in greater detail in a few minutes. Now turning back to the rest of our third quarter results. As I said a moment ago, adjusted diluted EPS was $1.71 per share, exceeding our outlook. We're proud that we delivered this performance while simultaneously driving our transformation. Last year, adjusted diluted EPS was $1.74 per share, a reconciliation from diluted EPS to adjusted diluted EPS is included in our earnings release. Reported EBITDA for the quarter was a loss of $308 million and includes $427.3 million of expense related to asset impairments, restructuring, 3 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 OCTOBER 24, 2019 / 8:30PM, DLX - Q3 2019 Deluxe Corp Earnings Call integration and other costs as well as other non-GAAP adjustments. Excluding these amounts, adjusted EBITDA was $119.3 million compared to $128.5 million in the same period last year. Adjusted EBITDA declined about $9 million year-over-year. Year-over-year EBITDA compression resulted from revenue mix changes, price concessions on long-term contract renewals and customer churn. Other than softness seen in web services and data-driven marketing that I discussed earlier, the compression we saw in the third quarter was expected and consistent with what we've seen throughout the year. We continue to deliver substantial adjusted EBITDA and free cash flow, which allows us to reinvest back into our business and self-fund much of our ongoing transformation. We are setting the stage for accelerated revenue growth. At the same time, we continue to return capital to shareholders through a regular dividend and common stock repurchases in the open market. Moving on to the balance sheet and the cash flow statement. At the end of the quarter, we withdrawn $924 million on the credit facility, an increase of about $14 million from the beginning of the year, primarily due to additional common stock repurchases and planned transportation investment spend, partially offset by strong operating cash flow. Through the first 9 months of the year, cash provided by operating activities was $208 million, and capital expenditures were $50 million. Free cash flow, defined as cash provided by operating activities less capital expenditures, was $158 million and declined by $18 million from the first 9 months of last year. The primary driver of the decline in free cash flow was lower adjusted EBITDA, the cash payment of certain previously disclosed legal-related costs and previously disclosed investments in our transformation, partially offset by lower tax payments. In the third quarter, we repurchased $39.7 million of common stock, bringing year-to-date share repurchases to $118.5 million. At the end of the third quarter, we had $301 million of share buyback authorization remaining. While we don't provide a share repurchase outlook, we plan to opportunistically buy stock in the open market from time to time. Now let's move on to our outlook. For the full year, we are affirming our previous outlook range. We expect revenue to be at the lower end of our previous outlook of $2.005 billion to $2.045 billion. We are also affirming our adjusted diluted EPS range for the year. We expect adjusted diluted EPS to be near the low end of $6.65 per share to $6.95 per share. In summary, we delivered a solid third quarter. We're on track with our transformation and the team is working with a common sense of urgency to drive revenue growth in our business. Now I'll turn the call back to Barry. Barry C. McCarthy - Deluxe Corporation - President, CEO & Director Thanks, Keith. As I said earlier, our team continues to make excellent progress on all fronts and is executing with a deep sense of urgency. This is the new Deluxe. As we've discussed on each of our previous calls this year, our strategy is focused on profitable revenue growth in 2 key markets, payments and cloud. We will continue to invest cash flow from promotional products and checks into these 2 high-growth markets and plan to supplement our organic growth with strategically targeted acquisitions over time. We are confident this strategy will deliver sustainable mid-single-digit organic revenue growth and adjusted EBITDA margins in the low to mid-20s in 2023. We also continue to expect our strategy to yield $300 million of net new revenue or total reported revenue of about $2.3 billion in 2023. Just to be clear, these strong growth numbers are net of the expected secular declines in checks over the next few years. Just as a refresher, our incredible assets at scale include nearly $5 million small business customers, $4.5 million hosted small business websites and 4,600 financial institution customers. Our reputation as a trusted partner is unparallel, and our customers are very pleased with the quality of our services. I regularly hear our customers express a high interest in doing more business with us, but they frequently don't know all that Deluxe has to offer or the many ways in which we can help them succeed. 4 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 OCTOBER 24, 2019 / 8:30PM, DLX - Q3 2019 Deluxe Corp Earnings Call To address this, we're changing our go-to-market strategy and instead of being a company of companies, operating dozens of silos, the result of over 50 partially integrated acquisitions, we're becoming a company of product solutions. Instead of each product being an independent silo, having a separate sales team visiting the customer, we're moving to a single sales and relationship management model to represent the breadth of our offerings. This will enable us to build deep customer intimacy across the breadth of our offerings. Of course, we'll have sales specialists to support these relationship leaders with specific subject matter expertise. We will be one company in our customers office or on the phone, we call this approach One Deluxe. To drive market focus on product-specific customer needs, we're moving the company away from managing and reporting by customer type, small business, financial services and direct to consumer, instead we will manage 4 primary product areas. Payments, cloud, promotional products and checks. This new structure will be easier for customers, investors and our employee owners to understand. It provides for a much better comparison to similar businesses, enabling a proper sum-of-the-parts valuation and will internally focus management attention on delivering market-leading product solutions. The first growth area is payments. A multibillion-dollar market growing at 10% to 15% annually. Our payments business can be categorized into 3 subgroups. The first growth is treasury management solutions. In this area, we're seeing tremendous success winning new business. During the quarter, we won more than a dozen new contracts across many different industries, including financial institutions, insurance companies, public utilities and even large charities. Our teams have brought together the best of Deluxe treasury management to create receivable management solutions for these businesses. Our pipeline of opportunities continues to expand. The second area is payroll for small and midsized business. In the past, we did look to financial institutions as white-label distribution partners for payroll. In the third quarter, we signed 2 community banks as resellers, and we haven't even officially launched the product yet. While still early, we're definitely encouraged here. The third payment area is focused on helping businesses pay and get paid. This space includes our e-tech solution, we announced last week that Alight Solutions, a third-party payroll provider, will use Deluxe eCheck as an additional payment solution. Additionally, we hope to announce soon an exciting relationship we forged in the electronic medical payment space as well as move in the small business and B2B payments spaces. I'm pleased to announce we've identified a transformative and dynamic payments leader who we expect will join our team in the coming week. This is the last open role within our new senior management team and will provide details on this in the coming week. The next growth area, cloud-based solutions, is a multibillion-dollar market growing at double digits annually. As Keith explained, we booked a noncash impairment in some of these existing businesses, but we remain optimistic about our growth prospects for us in this overall market space. Our current cloud business splits into 3 subgroups. First, software as a services, or SaaS solution, which encompass incorporation services, loyalty offers -- offering, logo design, profitability tools and bank account switching and utilization solutions. Second, cloud-based web design and website hosting. We see future opportunities to expand from our base for growth through new reseller relationships, rolling up customer list and consolidating other smaller competitors. Third, cloud-delivered data analytics, which include offerings from FMCG and Datamyx. FMCG recently signed a leading West Coast bank to utilize our data-driven marketing solution. And we're in discussions with others to become new clients. As we announced on October 1, Garry Capers joined Deluxe as the General Manager of what will become our cloud business. Garry is a proven senior executive with previous experience at ADP, Equifax and Bain & Company, where he led software and data-as-services businesses, growing revenue, profitability while improving client satisfaction. Our third area, promotional products, includes print, retail packaging, banner, business forms and other promotional products designed to help customers manage and promote their brands. We're optimistic about our growth prospects here, and achieved early cross-sell success with these solutions. 5 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 OCTOBER 24, 2019 / 8:30PM, DLX - Q3 2019 Deluxe Corp Earnings Call On October 1, we announced that Tom Riccio joined Deluxe as General Manager of our Promotional Products area. Tom joined us from Office Depot, where he held various senior executive roles over the last 10 years. Most recently, he led the $1.7 billion Business Solutions Division. Tom's expertise in business solutions is a great fit for our promotional products area, and we're excited to add a fantastic operational and sales focus to our team to drive growth here. The fourth area is checks. Tracey Engelhardt, a company veteran some of you may already know, is our General Manager for Checks. We recently awarded a contract with a major bank to print and deliver checks for their customers. This is an important win and another proof point of the One Deluxe approach. This is a material takeaway from a competitor, an absolutely clear validation of our product and service superiority. While checks is not a primary growth area for us, we continue to explore opportunities like this, where we can gain share, leveraging our existing infrastructure. Our checks business generated strong margins and cash flow and under Tracey's leadership, we believe we can maintain healthy profitability and opportunistically capture even more market share. Recapping our new strategy. Payments and cloud are multibillion-dollar markets with great growth potential, and we're aiming for nice growth in promotional products. We have a strong leadership position in checks, and we plan to invest cash flow from this business into payments and cloud. On our last call, we provide updates on several New Day technology initiative. The most important point here, these initiatives continue to be on track and on budget. Here are a few highlights. Our implementation of Workday continues to be on track and we expect it to be operational by January 1 of 2020. And we have selected S4/HANA as our enterprise resource planning tool and IBM as our implementation partner. We recognize the complexity of installing a new ERP system, we're being cautious and responsible with this longer-term implementation to reduce risk. But we continue to move with urgency. We will provide updates as the project progresses. Now let me give you an update on the 4 areas of intense focus we previously discussed, namely sales, product and innovation, efficiency and culture. First, sales. Chris Thomas is our new Chief Revenue Officer, he comes to us with an impressive track record of sales transmutation at HP, DXC and more. Chris is the first company-wide sales leader we have had in over a decade. I will say it again to highlight our opportunity. It has been over a decade since we have had a company-wide sales leader. In his short time with us, Chris has helped close many of the wins I identified earlier. Chris is also driving fundamental transformation in our corporate culture to become a sales-driven organization. Nearly immediately upon arrival, Chris launched a program we call everyone sells. We used our new Salesforce tool to quickly build an internal site to collect leads and product ideas from our 6,500 employee owners. We received dozens of leads and ideas within the first hours after launch. Our fellow Deluxers watch out the company grow, they just didn't know how. All of this is changing under Chris' sales leadership, he's clearly the right guy at the right time. During our last earnings call, we announced that we have selected Salesforce as our enterprise CRM platform. We continue to look for ways to forge a broader alliance with them, and I'll be speaking at their annual Salesforce, Dreamforce event in San Francisco next month. Additionally, on October 8, we launched Season 4 of our small business makeover show, Small Business Revolution. In the few weeks since launch, we've already experienced more than 400,000 views by the hard-to-reach small business owner target market. The Small Business Revolution will also be featured at the Salesforce, Dreamforce event highlighting our unparallel expertise and reach in the small business market. My last comment on sales relates to our call centers, where we have good news. We continue to see nice progress at our inbound call center, which involves new training, refined selling skills and modified incentives and promotions to drive cross-sell and organic revenue growth. Early results have been very promising, showing a material increase, both in items sold per order and an increase in total order value, clearly validating our cross-selling thesis. Additionally, employee satisfaction is up, driving lower employee attrition rate. This is another proof point that gives us confidence in our new One Deluxe go-to-market strategy. 6 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 OCTOBER 24, 2019 / 8:30PM, DLX - Q3 2019 Deluxe Corp Earnings Call The second focus area is product and innovation. For the first time in memory, we have a single leader for product development, which consolidated this disparate and silo development teams into one team. This gives us visibility and more importantly, fungibility of our critical development assets. This is clearly part of our strategy, easily and efficiently flowing resources to our best opportunities. Moving to the third focus area, efficiency. On October 1, we set the foundation for organizational restructuring, designed to move us closer to our new segment operating structure. We reduced management layers from 7 to 4, creating a nimble reporting and operating structure and providing for clear accountability and faster decision-making with more transparency. We also announced the closure of 9 additional real estate locations during the quarter, allowing us to eliminate inefficient spending to redeploy resources into our growth areas. The fourth focus area is culture. Cultural change starts by aligning everyone to the same goal. As you know, we made every North American employee a shareholder of the company on April 1. This has clearly aligned shareholders and our employees on the same goal of stock appreciation. The depth of questions and new perspective, this has brought to our company, has been inspiring. We have updated our core values and shared them with the entire organization. We're positioning the organization to operate in the new segments and new reporting structure for 2020. As Keith mentioned, you can expect to see our performance reported in these new segments next year. Today, we've given you the highlights of the changes underway and the momentum we're building. We continue to deliver the financial results we committed to earlier in the year and aspire to do even better in the future. We're operating with an extreme sense of urgency but are executing in a thoughtful and responsible pace to transform the company to deliver organic growth. We are still in the planning stage of our Investor Day, which we intend to hold in Manhattan in mid-February, 2020. We'll send out more information on the event soon and look forward to showcasing our new strategy in detail and allowing you to meet the new senior leadership team. In closing, I'm very pleased with the progress we made during the quarter, adding my first 11-month here executing on our transformation. While we still have quite a bit of work ahead of us and we won't get it all done overnight, the team is proud of their accomplishments and in such -- in such a short time and energized, aligned and focused on delivering organic revenue growth in 2020 and beyond. Now Keith, Ed and I will open the call for questions. QUESTIONS AND ANSWERS Operator (Operator Instructions) And our first question comes from Charlie Strauzer with CJS. Charles S. Strauzer - CJS Securities, Inc. - Senior MD of Sales & Trading and Analyst Just a couple of housekeeping questions for Keith to start off. Keith, you wouldn't mind sharing the organic growth numbers on small business and financial services. Keith A. Bush - Deluxe Corporation - Senior VP & CFO Sure. The organic growth for the company in the quarter was down about 3%, that's 100 basis points better than where we were in the third quarter of last year. 7 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 OCTOBER 24, 2019 / 8:30PM, DLX - Q3 2019 Deluxe Corp Earnings Call Charles S. Strauzer - CJS Securities, Inc. - Senior MD of Sales & Trading and Analyst Got it. And then you have it by segment as well. Keith A. Bush - Deluxe Corporation - Senior VP & CFO Yes. We're going have to -- we'll have to come back to you on that one. Charles S. Strauzer - CJS Securities, Inc. - Senior MD of Sales & Trading and Analyst No problem there. And then talking about -- in your remarks about the M&A and things like that in terms of being part of the strategy, we were kind of past the moratorium, I think it was about 6 months or so. And -- but yes, we haven't seen any deals, what's kind of your appetite now versus where -- when you first came onboard. Barry C. McCarthy - Deluxe Corporation - President, CEO & Director Yes. So Charlie, first of all, I think it's important to understand we've made so much progress on the integration here, getting the previous acquisitions aligned, getting the sales organizations stood up, having a product development team in place. We've made a ton of progress, which is what we set out to do by not making acquisitions like we said in the first half of the year or even in the third quarter or the first 3 quarters of year. Acquisitions will still be an important part of our go-forward strategy, but we still believe we have so much opportunity with the products that we have in-house that we're going to continue developing and pushing that in the marketplace to sell and to cross-sell more to our existing customers. This program we're working on the call center is very encouraging. What we're seeing with our new sales organization is very, very encouraging. But that doesn't mean we won't -- if we find the right asset that will be complementary to what our business is about then we wouldn't act. But we don't feel any rush, we don't feel any pressure. When we are ready and we find the right asset, we'll make a move. Charles S. Strauzer - CJS Securities, Inc. - Senior MD of Sales & Trading and Analyst That's terrific. And then just switching gears to the impairment charges in the quarter, maybe you can give a little bit more color. So where the predominant part of those charges were taken from? Keith A. Bush - Deluxe Corporation - Senior VP & CFO Sure. The asset impairment charges you're referring to? Charles S. Strauzer - CJS Securities, Inc. - Senior MD of Sales & Trading and Analyst Yes. Keith A. Bush - Deluxe Corporation - Senior VP & CFO Sure. So in the quarter, we took impairment charges in goodwill primarily as $242 million of impairment in the web services business and $115 million in data-driven marketing. 8 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 OCTOBER 24, 2019 / 8:30PM, DLX - Q3 2019 Deluxe Corp Earnings Call Charles S. Strauzer - CJS Securities, Inc. - Senior MD of Sales & Trading and Analyst Got it. Is that really -- is there any shutdowns of the businesses or just the... Barry C. McCarthy - Deluxe Corporation - President, CEO & Director You know what -- thank you for that question. We are -- continue to operate these businesses, and we have millions of customers through these businesses and a great customer list. Over time, we think we still have great growth potential and honestly, in one of these places, we had 2 material wins, the Ingram Micro deal and the Vodafone India deal really are validation that the solutions we have, have value. The only thing we really impaired here are intangibles and goodwill. Operator And our next question come from Jamie Clement with Buckingham. James Martin Clement - The Buckingham Research Group Incorporated - Analyst Barry, I think you mentioned that you're shooting for organic revenue growth next year. As you look at the product lines, let's -- and obviously, you sound optimistic on promotional products, but as we look at components of MOS where you think you can see acceleration faster, what would those product lines be? And then for the ones that may take a little longer, what are the actions that you feel that the company still needs to take to get that done? Barry C. McCarthy - Deluxe Corporation - President, CEO & Director Yes. That's really great questions. So let me first remind everyone that's here with us, so we still operate the company today in 3 business units, which are small business, financial services and direct checks. Where we're going in the new year, we'll operate in 4 segments, which are payments, cloud, promotional products and checks. And Jamie, we are most optimistic about our growth prospects in payments and the cloud-based services. An immediate horizon, especially excited about what's going on in payments. I mentioned a minute ago that we have had 12 wins in our treasury management business, which is a -- we think is clear validation that our product and service offering is best-in-class because we're -- simply, we're just winning market share in the marketplace. And so we are very optimistic about that. I also mentioned our payroll business for small businesses. The company has never really considered using partners as distribution channels, specifically banks. And Jamie, before we even launched the product, we had 2 business signed up and are already selling and referring our customer -- selling -- customers are selling us customers. And we're looking at a number of other places in the payments space, B2B payments and dividend payments for small businesses. And perhaps by the next time we're together, I'll be able to give you more insight into that, but this company's heritage is a payments company. People may be sometimes get -- they miss that but (inaudible) is the part of this company 100 years ago, started with checkbook and our customers trust us unlike anyone else and they're expecting us to come with great payment solutions, so we think with 5 million small businesses, 4,600 financial institutions, 4.5 million small business websites, we're really uniquely positioned to bring additional services to the marketplace and win. James Martin Clement - The Buckingham Research Group Incorporated - Analyst Okay. Do you feel -- listen, I know you're not guiding for next year or anything like that but just kind of big picture, do you feel that there need to -- now that you've been with the company approaching a year, I -- do there have to be any big changes to the company's cost structure to be able 9 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 OCTOBER 24, 2019 / 8:30PM, DLX - Q3 2019 Deluxe Corp Earnings Call to accelerate revenue growth? Or you -- do you feel -- obviously, you need to make some tweaks here and there, and obviously, you've done a lot of work but are there any surprises on the rise is basically what I'm getting at. Barry C. McCarthy - Deluxe Corporation - President, CEO & Director Jamie, another great question. And I've been talking -- as long as I've been here about the notion of efficiency. And how I believe this company has been operationally efficient so that as volumes change up or down, we've been very responsive and been able to manage sort of operational efficiency that way. But we do believe, and I continue to see structural efficiency savings here and opportunities. And so for example, in the quarter, we began moving towards the new structure. We eliminated -- we went through 7 management layers to 4 and that led to reduction in headcount and management levels. We're taking that money and the savings from that and putting that right back into our business. We have a real estate footprint that I've mentioned before that is disproportionate to our employee footprint, and we think we have significant opportunities there to streamline our real estate footprint and make the company -- and take those dollars and reinvest into our core business. So as I look across the business, we -- all the things we're doing in technology are going to yield structural savings. So I think the way I think about it is that we have structural opportunities to improve how the company is structured, and we're taking those on. And I think I've been pretty transparent about the places we're working on. I feel great about the progress. I've already told you we're on track and on budget on all the things we're doing on technology. And I guess the point I would make is some of these things take time to actually deliver the outcome, but we have a very specific plan on every measure and every proof point that we've set up for ourselves, we are -- and every stage we are (inaudible) or ahead of plan. James Martin Clement - The Buckingham Research Group Incorporated - Analyst Okay. So at the risk of putting words in your mouth, you think you can largely self-fund us? Barry C. McCarthy - Deluxe Corporation - President, CEO & Director You're not putting those words in my mouth, I mean, Keith said it. Keith used those words. James Martin Clement - The Buckingham Research Group Incorporated - Analyst Okay. Because Barry, I think that with transformation stories, oftentimes, there's -- at some point in time in the kind of the early to mid-early innings, companies say, oh, we're going to have to invest a whole bunch more in that kind of thing and you see this like step-down in the profitability of the enterprise. But it sounds like we don't have to worry about that. Barry C. McCarthy - Deluxe Corporation - President, CEO & Director Jamie, I was really clear, I think, on my first call that we were going to invest in our infrastructure rather than doing that, and we're on path and on budget and on track. We're -- I said what we were going to do, and we're doing what I said, we're going through a lot of that. James Martin Clement - The Buckingham Research Group Incorporated - Analyst And Barry, last thing. The forms and accessories number for the quarter, down less than $1 million, I mean that's terrific. What do you -- what would you point to there? Because I mean I think that's outperforming the market significantly. 10 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 OCTOBER 24, 2019 / 8:30PM, DLX - Q3 2019 Deluxe Corp Earnings Call Barry C. McCarthy - Deluxe Corporation - President, CEO & Director Yes. You know what, I think that we are seeing, I have to like there -- like across all of our businesses with more invigorated management and focus on sales and providing the next solution to the customer. And obviously, our call centers doing need-based selling. We are seeing an opportunity to sell more products. I was describing that in the section about our call center performance, where we're seeing increase in the number of product per order and an increase in total revenue. So the whole thesis we've had there, we've been talking about as long as I've been here, which is that we think there's a huge opportunity to sell more to our existing customers that we're talking to all the time, and we're starting to see early fruits of that. And forms, accessories, promotional products are some of the easiest things for us to sell quickly on a call, and we're optimistic. That's why I said earlier, I'm optimistic about our promotional products. James Martin Clement - The Buckingham Research Group Incorporated - Analyst And the new check customer that you referenced, I mean, have you -- did you already -- did you start seeing revenue during the quarter or is that to come? Barry C. McCarthy - Deluxe Corporation - President, CEO & Director No, it won't come until next year. Jamie, before I let you go, I just -- I want to reinforce why that is so important. It's a material bank and is a takeaway and it is absolutely clear validation that our product, our service and the quality of our company gives us the competitive advantage. And so -- while check isn't our growth business, it's an -- we just think it's another example of being able to sell ourselves and tell our story in a new and compelling way to have us -- to bring us wins that we wouldn't have experienced before. Operator (Operator Instructions) Our next question comes from Chris McGinnis with Sidoti & Company. Christopher Paul McGinnis - Sidoti & Company, LLC - Special Situations Equity Analyst I apologize if you did mention this, I was having some issues getting on. But can you just maybe talk a little bit about the integration and work done with the prior acquisitions. I know you mentioned it just before the Q&A session, but just update where we're at, are we fully completed with the prior integration pieces of bringing in one on to the same kind of platform. Barry C. McCarthy - Deluxe Corporation - President, CEO & Director Yes. So we call this whole program One Deluxe, which means that we want to present ourselves as one company in the customer's office or on the phone. And so we want to be able to present the entirety of our suite of solutions to our customer. So previously, for all the different acquisitions we had, we would have different salespeople, sometimes even showing up on the same day, going to see the same customer about different product solutions. And we think that there's a much bigger opportunity for the company by pulling those things together so we can have a single person in that customer's office talking about the range of solutions and how Deluxe can help that business grow. Instead of going in and trying to sell a point solution, we can now go in and say, explain to us your challenges and problems, and then we can match a solution to help them fix that problem. 11 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 OCTOBER 24, 2019 / 8:30PM, DLX - Q3 2019 Deluxe Corp Earnings Call Now the early fruits are really encouraging here. We have Chris Thomas here, who spent his career in this type of a model and we're getting -- we're seeing first fruits. You saw us win a number -- more -- a dozen new contracts in the treasury business. And we are having all these wins come our way and our improvements in our call center. And we have number of other wins that having a different approach to our customer and going to them and talking to them about how Deluxe can help them grow their business gives at least a very different outcome. So all of this, we see this incredible validation and proof that we are on the right path towards organic revenue growth and all of this we call One Deluxe. Christopher Paul McGinnis - Sidoti & Company, LLC - Special Situations Equity Analyst Okay. And it sounds like the early indication is that, that cross-selling opportunity is finally coming to fruition for the company at this time. You referenced this with Jamie, but also kind of just in those comments as well, starting with that, that opportunity is really becoming apparent now. Barry C. McCarthy - Deluxe Corporation - President, CEO & Director Absolutely. I will tell you and I have been on the phone or in-person with many CEOs of some of our largest customers, and the universal message I hear from them is, wow, we have a very long-standing relationship with your customer, you're one of the very few companies that we trust with personally identifiable information, or PII, and that puts you in a very unique position with us because you are a trusted partner. And we buy more from you if we just knew that you did more. And that just lights me up, and it gives me opportunity to tell them, we still appreciate your business in one area, but we have so many other things that we do that can help your company operate your bank, your business more efficiently, everything from a promotional products to marketing solutions to website hosting to payment solutions, and all of a studden, we are engaged in a radically different conversation at the top of the house because we're simply telling our story as one company, rather than and talking about the check company or the web hosting company or the data-driven marketing company or the payments business. We are in talking about how our company can create value for their company. It's a fundamentally different approach, and we're really excited about these first wins we're seeing and really just feel the momentum. Operator And we have a follow-up from Charlie Strauzer with CJS. Charles S. Strauzer - CJS Securities, Inc. - Senior MD of Sales & Trading and Analyst Just a couple more. Just thinking upon the new customer win, Barry, if you could expand more on, a, is it a national banking customer? And b, sometimes you see these things, where you have a big customer win, but it's also a customer loss on the other side, were there any competitive losses in the quarter? Barry C. McCarthy - Deluxe Corporation - President, CEO & Director So let me take the first part of that. I can't give you any more description on who that is because I can't -- I owe that duty of trust to the customer. So I will leave with you as a very major financial institution that if I told you their name, you would recognize them. And we have not had any material losses in the third quarter. Charles S. Strauzer - CJS Securities, Inc. - Senior MD of Sales & Trading and Analyst Got it. Excellent. And then looking at organic growth, I know I've asked you about the segments before, but maybe if you can talk about by MOS. It was there -- it looks like about 3% growth, is that all organic in the quarter? And also, if you have a final... 12 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 OCTOBER 24, 2019 / 8:30PM, DLX - Q3 2019 Deluxe Corp Earnings Call Barry C. McCarthy - Deluxe Corporation - President, CEO & Director Yes. Charlie, can I just go back, I just want to make sure I'm absolutely precise. I think you were asking me about the checks business, right? About if -- about losses in checks because what I said is absolutely correct. Obviously, as a result of some of the charges, we had some loss in other businesses but not in checks. So let's go back to the next question. Charles S. Strauzer - CJS Securities, Inc. - Senior MD of Sales & Trading and Analyst Sure. Just looking in more -- on an organic basis, MOS grew, I think, about 3%, was that all organic in the quarter? Barry C. McCarthy - Deluxe Corporation - President, CEO & Director Most of that -- almost all of it is because recall, we haven't bought anything, right? The last acquisition we made was a very small MyCorporation transaction that we made at the very end of last year. But we are -- we're pleased with our results. Charles S. Strauzer - CJS Securities, Inc. - Senior MD of Sales & Trading and Analyst So is it safe to say that the segment organic growth numbers are similar to what was reported as well? Keith A. Bush - Deluxe Corporation - Senior VP & CFO Yes. So let me address that for you. This is Keith. So Small Business Services saw a contraction of 3.2% organic, financial services contraction of 1.8% organic and the direct checks is all organic. So that gives you your overall decline of the 3% that we referenced earlier. Charles S. Strauzer - CJS Securities, Inc. - Senior MD of Sales & Trading and Analyst Excellent. Great. And then just lastly, when you look overall at the progress you've been making here, especially when you're talking about getting to maybe -- potentially getting to growth next year with MOS in kind of low single digits growth right now. Are you expecting that part of the business to ramp more significantly over the next few quarters? Barry C. McCarthy - Deluxe Corporation - President, CEO & Director We're not in a position to give you forecasting or guidance on future quarters, but I hope you hear our optimism about our payments business opportunities in the future and cloud and even promotional products. And come the new year, we will be moving towards that segmentation, you'll have much more insight into those businesses. And we are very excited about that and think that, that's going to be -- I think you will be, too, and we'll be able to say a lot more because we're going to have an Analyst Day somewhere in the middle of February. And at that Analyst Day, we'll be able to give you guys lot of details about the colorful progress that we're making, the customer wins, this incredible talent, honestly, that we're able to attract to the strategy that want to be part of this very historic transformation. And we can give you lots of detail then and give you lots of visibility into the future and how each one of these businesses we expect to expand. Charles S. Strauzer - CJS Securities, Inc. - Senior MD of Sales & Trading and Analyst Looking forward to that. Just one last housekeeping for Keith, if I could, on -- the margins on direct checks were a little bit better than what was forecasted and what you've seen in the -- recently, what kind of drove that? 13 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Client Id: 77 OCTOBER 24, 2019 / 8:30PM, DLX - Q3 2019 Deluxe Corp Earnings Call Keith A. Bush - Deluxe Corporation - Senior VP & CFO It's really just normal -- just normal variation that we see within a quarter. Operator And I'm showing no further questions in the queue. I'd like to turn it back to Mr. Barry McCarthy for any closing remarks. Barry C. McCarthy - Deluxe Corporation - President, CEO & Director Well, thank you, everyone, for participating in the call and for your questions. In summary, first, our momentum continues to build. I shared many examples of client wins and cross-selling successes, utilizing our new go-to-market strategy that will begin to bear greater fruit in 2020. Second, our strategy focuses on payments, cloud, promotional products and checks. We continue to gain traction in these markets. Third, from a technology perspective, we continue to be on track and on budget, rolling out our new enablement technologies. Fourth, our senior leadership team is almost at full staff, and we expect to announce the last role of the GM of Payments soon. I'm honored to have these extraordinary and accomplished executives join me in leading this historic transformation. Fifth and finally, we again delivered on our financial outlook and affirmed our outlook for the year. We're executing with urgency but in a thoughtful and responsible pace to unlock the incredible growth potential here. In closing, I want to thank our employee owners for their commitment, enthusiasm, passion and can-do spirit. I've asked them to think differently, act differently, become increasingly customer and sales-focused, all while reorganizing the company and delivering solid results. Certainly, there's much more to do. But I'm very proud of how we've come together as one team to build one company, One Deluxe. It really is a New Day and a new Deluxe. Now I'll turn the call back to Ed for some final comments. Ed Merritt - Deluxe Corporation - Treasurer & VP of IR Thanks, Barry. Before we conclude today's call, I'd just like to mention the following events in the third quarter. As Barry previously mentioned, on November 20, he'll be presenting at the Salesforce Dreamforce event in San Francisco. On December 3 and 4, we'll be at the Wells Fargo TMT Conference in Las Vegas. We'll be meeting with investors at various locations across the country in the first 2 weeks of December, where you can hear more from us regarding our ongoing transformation. We plan to be in New York on January 14 at the 22nd Annual Needham Company Growth Conference. And finally, we plan to send out a save-the-date note shortly regarding our mid-February 2020 Analyst Day, which we intend to hold in Manhattan. At the event, you'll have an opportunity to meet our new leadership team and gain a deeper understanding of the new Deluxe. Thanks for joining us, and that concludes the Deluxe third quarter 2019 earnings call. Operator Ladies and gentlemen, this concludes today's conference. Thank you for participating. You may now all disconnect. Have a wonderful day. 14 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

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